Exhibit a(4)

                            INSTITUTIONAL PORTFOLIO

                                   Amendment
                            to Declaration of Trust

     The undersigned, constituting at least a majority of the Trustees of Institutional Portfolio and acting pursuant to the Trust's Declaration of Trust as currently in effect (the "Declaration of Trust"), do hereby certify that in accordance with the provisions of the first sentence of Section 9.3(a) of the Declaration of Trust, Appendix A to the Declaration of Trust designating the series of the Trust is amended to read as set forth in Appendix A to this amendment and the amendment has been duly adopted by at least a majority of the Trustees of the Trust, effective as of February 27, 2004.

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     IN WITNESS WHEREOF, the undersigned have executed this Amendment this 2nd day of February, 2004.

/s/ Elliott J. Berv                     /s/ Donald M. Carlton
---------------------------------       ------------------------------------
Elliott J. Berv, as Trustee             Donald M. Carlton, as Trustee
and not individually                    and not individually

/s/ A. Benton Cocanougher               /s/ Mark T. Finn
---------------------------------       ------------------------------------
A. Benton Cocanougher, as Trustee       Mark R. Finn, as Trustee
and not individually                    and not individually

/s/ Jay Gerken                          /s/ Stephen Randolph Gross
---------------------------------       ------------------------------------
R. Jay Gerken, as Trustee               Stephen Randolph Gross, as Trustee
and not individually                    and not individually

/s/ Diana R. Harrington                 /s/ Susan B. Kerley
---------------------------------       ------------------------------------
Diana R. Harrington, as Trustee         Susan B. Kerley, as Trustee
and not individually                    and not individually

/s/ Alan G. Merten                      /s/ R. Richardson Pettit
---------------------------------       ------------------------------------
Alan G. Merten, as Trustee              R. Richardson Pettit, as Trustee
and not individually                    and not individually

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                                                                     Exhibit A

Institutional Enhanced Portfolio
Prime Cash Reserves Portfolio